NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

(NYSE: DIAX)

(the “Fund”)

SUPPLEMENT DATED AUGUST 14, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2019, AS AMENDED

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are hereby amended to reflect the following changes:

1.	The following subsection is added to the section of the Prospectus entitled “The Fund’s Investments – Portfolio Composition and Other Information”:

Securities Lending. The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

2.	The following subsection is added to the section of the Statement of Additional Information entitled “Portfolio Composition”:

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however the Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. The Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, the Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

3.	The following section is added to the Statement of Additional Information:

                         SECURITIES LENDING AGENT

State Street Bank and Trust Company serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

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PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

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